EX99.B119(c)
                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout Stock Fund, Inc.
     File No. 2-79131; File No. 811-3557
     Post-Effective Amendment No. 31; Amendment No. 32
     CIK No. 706130

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A for UMB Scout Stock Fund, Inc.
This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout Regional Fund, Inc.
     File No. 33-9175; File No. 811-4860
     Post-Effective Amendment No. 26; Amendment No. 27
     CIK No. 803019

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A for UMB Scout Regional Fund, Inc.
This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout Balanced Fund, Inc.
     File No. 33-61123; File No. 811-7323
     Post-Effective Amendment No. 7; Amendment 8
     CIK No. 948028

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A for UMB Scout Balanced Fund, Inc.
This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout Bond Fund, Inc.
     File No. 2-79132; File No. 811-3558
     Post-Effective Amendment No. 31; Amendment No. 32
     CIK No. 706127

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A for UMB Scout Bond Fund, Inc.
This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout WorldWdie Fund, Inc.
     File No. 33-58070; File No. 811-7472
     Post-Effective Amendment No. 14; Amendment No. 16
     CIK No. 897216

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A for UMB Scout WorldWide Fund, Inc.
This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout Money Market Fund, Inc.
     File No. 2-78688; File No. 811-3528
     Post-Effective Amendment No. 32; Amendment No. 33
     CIK No. 704773

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A for UMB Scout Money Market Fund, Inc.
This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout Tax-Free Money Market Fund, Inc.
     File No. 2-79130; File No. 811-3556
     Post-Effective Amendment No. 32; Amendment No. 33
     CIK No. 706126

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A for UMB Scout Tax-Free Money Market Fund, Inc. This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout Capital Preservation Fund, Inc.
     File No. 333-40843; File No. 811-08511
     Post-Effective Amendment No. 1; Amendment No. 3
     CIK No. 1050037

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A for UMB Scout Capital Preservation Fund, Inc. This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare

                                Law Offices

                    Stradley, Ronon, Stevens & Young, LLP
                          2600 One Commerce Square
                    Philadelphia, Pennsylvania 19103-7098
                                (215) 564-8000




October 21, 1998


FILED VIA EDGAR
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549
Attn: Filing Desk

Re:  UMB Scout Kansas Tax-Exempt Bond Fund, Inc.
     File No. 333-40845; File No. 811-08513
     Post-Effective Amendment No. 1; Amendment No. 3
     CIK No. 1050038

Dear Sir or Madam:

Included for filing via EDGAR is Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A for UMB Scout Kansas Tax-Exempt Bond Fund, Inc. This post-effective amendment is being filed under Section 6 of the Securities Act of 1933 and Rule 485(b) thereunder for the purpose of bringing the Financial Statements and other information up-to-date, and in conjunction therewith, making other appropriate non-material changes.
No material event requiring disclosure in the Prospectus has occurred since the effective date of the most recent Post-Effective Amendment. The amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b). Questions related to this filing should be directed to me at the number above.

Very truly yours,
/s/Michael P. O'Hare
Michael P. O'Hare